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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2007

VALASSIS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10991	38-2760940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19975 Victor Parkway, Livonia, MI	48152
(Address of Principal Executive Offices)	(Zip Code)

(734) 591-3000

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On March 8, 2007, Valassis Communications, Inc. (“Valassis”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that, on March 2, 2007, Valassis, through its wholly-owned subsidiary Michigan Acquisition Corporation, a Delaware corporation (“Michigan”), completed its acquisition of ADVO, Inc. (“ADVO”), pursuant to an Agreement and Plan of Merger, dated as of July 5, 2006, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of December 18, 2006 (as so amended, the “Merger Agreement”), by and among Valassis, Michigan and ADVO (the “Merger”). As a result of the Merger, ADVO’s separate corporate existence terminated and ADVO became a wholly-owned subsidiary of Valassis.

As permitted under Items 9.01(a) and (b) of Form 8-K, Valassis indicated in the Original Form 8-K that it would file the financial statements and pro forma financial information required under Item 9.01 of Form 8-K within 71 calendar days after the date on which the Original Form 8-K Report was filed. This Amendment No. 1 on Form 8-K/A amends the Original Form 8-K to include the required financial information. The information previously reported in the Original Form 8-K is hereby incorporated by reference into this Amendment No. 1 on Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The unaudited consolidated financial statements of ADVO, Inc. and its subsidiaries as of December 30, 2006 and December 24, 2005 and for the three months ended December 30, 2006 are filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

The audited consolidated financial statements and financial statement schedule of ADVO, Inc. and its subsdiaries as of September 30, 2006 and September 24, 2005 and for each of the years in the three-year period ended September 30, 2006 are filed as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information relating to the Merger as of and for the year ended December 31, 2006 is filed as Exhibit 99.4 to this Form 8-K/A and is incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of July 5, 2006, by and among Valassis Communications, Inc., Michigan Acquisition Corporation and ADVO, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Valassis Communications, Inc. with the U.S. Securities and Exchange Commission on July 10, 2006).

2.2*	Amendment No. 1, dated as of December 18, 2006, to that certain Agreement and Plan of Merger, dated as of July 5, 2006, by and among Valassis Communications, Inc., Michigan Acquisition Corporation and ADVO, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Valassis Communications, Inc. with the U.S. Securities and Exchange Commission on December 20, 2006).

4.1*	Indenture, dated as of March 2, 2007, by and among Valassis Communications, Inc., the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.2*	Registration Rights Agreement, dated as of March 2, 2007, by and among Valassis Communications, Inc., the Subsidiary Guarantors named therein and Bear, Stearns & Co. Inc. and Banc of America Securities LLC, as the initial purchasers.

4.3*	Second Supplemental Indenture, dated as of March 2, 2007, between Valassis Communications, Inc. and The Bank of New York Trust Company, N.A., as trustee, to the Indenture dated as of January 12, 1999.

4.4*	First Supplemental Indenture, dated as of March 2, 2007, between Valassis Communications, Inc. and BNY Midwest Trust Company, as trustee, to the Indenture dated as of May 22, 2003.

10.1*	Credit Agreement, dated as of March 2, 2007, by and among Bear, Stearns & Co. Inc. and Banc of America Securities LLC, as joint bookrunner and joint lead arranger, Bank of America, N.A., as syndication agent, The Royal Bank of Scotland PLC, as co-documentation agent, JPMorgan Chase Bank, N.A., as co-documentation agent, General Electric Capital Corporation, as co-documentation agent, Bear Stearns Corporate Lending Inc., as administrative agent and collateral agent, and a syndicate of lenders.

10.2*	Guarantee, Security and Collateral Agency Agreement, dated as of March 2, 2007, by and among Valassis Communications, Inc. and each of the other parties signatory thereto, as grantors, in favor of Bear Stearns Corporate Lending Inc., in its capacity as collateral agent for the benefit of the secured parties thereunder.

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm.

99.1*	Press release of Valassis Communications, Inc., dated March 2, 2007.

99.2	Unaudited consolidated financial statements of ADVO, Inc. and its subsidiaries as of December 30, 2006 and December 24, 2005 and for the three months ended December 30, 2006.

99.3	Audited consolidated financial statements and financial statement schedule of ADVO, Inc. and its subsdiaries as of September 30, 2006 and September 24, 2005 and for each of the years in the three-year period ended September 30, 2006.

99.4	Unaudited pro forma condensed combined financial information relating to the Merger as of and for the year ended December 31, 2006.

*	Previously Filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS, INC.

	By:	/s/ Robert L. Recchia
Date: May 10, 2007	Name:	Robert L. Recchia
	Title:	Executive Vice President and Chief Financial Officer

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of July 5, 2006, by and among Valassis Communications, Inc., Michigan Acquisition Corporation and ADVO, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Valassis Communications, Inc. with the U.S. Securities and Exchange Commission on July 10, 2006).

2.2*	Amendment No. 1, dated as of December 18, 2006, to that certain Agreement and Plan of Merger, dated as of July 5, 2006, by and among Valassis Communications, Inc., Michigan Acquisition Corporation and ADVO, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Valassis Communications, Inc. with the U.S. Securities and Exchange Commission on December 20, 2006).

4.1*	Indenture, dated as of March 2, 2007, by and among Valassis Communications, Inc., the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.2*	Registration Rights Agreement, dated as of March 2, 2007, by and among Valassis Communications, Inc., the Subsidiary Guarantors named therein and Bear, Stearns & Co. Inc. and Banc of America Securities LLC, as the initial purchasers.

4.3*	Second Supplemental Indenture, dated as of March 2, 2007, between Valassis Communications, Inc. and The Bank of New York Trust Company, N.A., as trustee, to the Indenture dated as of January 12, 1999.

4.4*	First Supplemental Indenture, dated as of March 2, 2007, between Valassis Communications, Inc. and BNY Midwest Trust Company, as trustee, to the Indenture dated as of May 22, 2003.

10.1*	Credit Agreement, dated as of March 2, 2007, by and among Bear, Stearns & Co. Inc. and Banc of America Securities LLC, as joint bookrunner and joint lead arranger, Bank of America, N.A., as syndication agent, The Royal Bank of Scotland PLC, as co-documentation agent, JPMorgan Chase Bank, N.A., as co-documentation agent, General Electric Capital Corporation, as co-documentation agent, Bear Stearns Corporate Lending Inc., as administrative agent and collateral agent, and a syndicate of lenders.

10.2*	Guarantee, Security and Collateral Agency Agreement, dated as of March 2, 2007, by and among Valassis Communications, Inc. and each of the other parties signatory thereto, as grantors, in favor of Bear Stearns Corporate Lending Inc., in its capacity as collateral agent for the benefit of the secured parties thereunder.

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm.

99.1*	Press release of Valassis Communications, Inc., dated March 2, 2007.

99.2	Unaudited consolidated financial statements of ADVO, Inc. and its subsidiaries as of December 30, 2006 and December 24, 2005 and for the three months ended December 30, 2006.

99.3	Audited consolidated financial statements and financial statement schedule of ADVO, Inc. and its subsdiaries as of September 30, 2006 and September 24, 2005 and for each of the years in the three-year period ended September 30, 2006.

99.4	Unaudited pro forma condensed combined financial information relating to the Merger as of and for the year ended December 31, 2006.

*	Previously Filed